UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 8, 2005

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

             Utah                                 87-0500306

(State or other jurisdiction of          (IRS Employer Identification

        incorporation)                              Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02         Results of Operations and Financial Condition

On February 8, 2005, USANA Health Sciences, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 1, 2005. The release also announced that executives of the company would discuss these results with investors on a conference call broadcast over the World Wide Web and by telephone and provided access numbers, dates and times for the conference call. A copy of the press release is furnished herewith as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


Item 9.01         Financial Statements and Exhibits (furnished herewith)

                  (c)      Exhibits

Exhibit 99.1 Press release issued by USANA Health Sciences, Inc. dated February 8, 2005

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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USANA HEALTH SCIENCES, INC.

                                      By:  /s/ Gilbert A. Fuller
                                         -----------------------
                                      Gilbert A. Fuller, Chief Financial Officer

Date: February 8, 2005

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